Exhibit 99.2

ConnectM Announces Q1 2025 Preliminary Revenue Guidance of $11.3M, Representing a 100% Year-Over-Year Surge

~ Q1’25 guidance increases ConnectM’s annual revenue run rate to $45.2M ~

~ Exceptional growth fueled by surging demand for ConnectM’s AI-driven electrification platforms and strategic customer expansions ~

MARLBOROUGH, Mass., Feb 20, 2025 (GLOBE NEWSWIRE) – ConnectM Technology Solutions, Inc. (NASDAQ: CNTM) (“ConnectM” or the “Company”), a technology company focused on the electrification economy, today announced preliminary revenue guidance of $11.3 million for the first quarter of 2025. This represents a 26% increase from the $9 million guidance given for Q4 2024 and a 100% year-over-year surge from Q1 2024 revenue of $5.7 million. The growth underscores ConnectM’s accelerating momentum in scaling its AI-driven technology platforms across its core markets.

Strategic Growth Drivers

ConnectM attributes this exceptional performance to:

1.	Expanded Customer Acquisitions: Increased adoption of its Building Electrification, Distributed Energy, and Transportation & Logistics solutions, fueled by strategic OEM partnerships and subscription-based models.

2.	Operational Efficiency: Enhanced supply chain management and cost optimization efforts, enabling rapid deployment of solutions.

3.	Proprietary Technology Demand: Surging interest in ConnectM’s AI-powered heat pumps as well as its Automotive Graphics Visual Unit (AGVU) and associated subscription software services, all of which have gained strong market traction.

Leadership Commentary

Bhaskar Panigrahi, Chairman and CEO of ConnectM, stated: “Our Q1 2025 guidance reflects the relentless execution of our team and the scalability of our electrification platforms in a rapidly evolving market. Achieving 100% year-over-year growth—a milestone that parallels our record-breaking Q4 2024 performance—demonstrates the power of our vertically integrated approach and the trust our customers place in ConnectM. As we enter 2025, we are not only building on this momentum but also positioning the Company for sustained value creation through innovation and strategic partnerships.”

Looking Ahead

ConnectM plans to provide full-year 2025 revenue guidance during its 2024 earnings call. The Company also anticipates updates on its debt-to-equity conversion progress and expansion into adjacent markets, including Advanced Metering Infrastructure, which is projected to contribute an incremental $15 million in revenue by 2027.

About ConnectM Technology Solutions, Inc.

ConnectM is a pioneer in the electrification economy, integrating energy assets with its AI-driven technology platform. Focused on delivering solutions that drive efficiency, affordability, and sustainability, ConnectM serves home, facility, and fleet across three major segments: Building Electrification, Distributed Energy, and Transportation and Logistics. The company’s vertically integrated approach combines technology, service/distribution networks, and strategic partnerships to accelerate the transition to an all-electric energy economy.

For more information, please visit: www.connectm.com. Stockholders looking to receive Company updates directly to their inbox should sign up here.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. All statements, other than statements of present or historical fact included in this press release, regarding our future financial performance and our strategy, expansion plans, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms or other similar expressions. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. We caution you that the forward-looking statements contained herein are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. In addition, we caution you that the forward-looking statements regarding the Company contained in this press release are subject to the risks and uncertainties described in the “Cautionary Note Regarding Forward-Looking Statements” section of the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 18, 2024. Such filing identifies and addresses other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and ConnectM is under no obligation to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Contact:

Investor Relations

Dave Gentry, CEO

RedChip Companies, Inc.

1-407-644-4256

CNTM@redchip.com